UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT  REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

The Newhall Land and Farming Company (a California Limited Partnership)
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

1-8885	95-3931727
(Commission File Number)	(IRS Employer Identification No.)

23823 Valencia Blvd., Valencia, CA 91355
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 661-255-4000

Item 5.  Other Events

The Newhall Land and Farming Company issued a news release on April 15, 2003 announcing that the Company promoted Donald L. Kimball to Vice President and Chief Financial Officer and Vicki M. Stiller to Controller.  The press release is filed as an exhibit to this report.

The Newhall Land and Farming Company issued a news release on April 15, 2003 announcing that the Company declared a regular quarterly distribution of 10 cents per partnership unit.  The press release is filed as an exhibit to this report.

Item 7.  Financial Statements and Exhibits

Exhibit 99	(a)	Press Release – Newhall Land Promotes Don Kimball and Vicki Stiller
	(b)	Press Release – Newhall Land Declares Regular Quarterly Distribution
	(c)	Press Release – Newhall Land Reports 2003 First Quarter Results

Item 9.  Regulation FD Disclosure

The information under this item is being provided in accordance with the requirements of Item 12. Disclosure of Results of Operations and Financial Conditions.

The Newhall Land and Farming Company issued a news release on April 16, 2003 announcing the Company’s 2003 first quarter results of $.50 per unit.  The press release is filed as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEWHALL LAND AND FARMING COMPANY
(a California Limited Partnership) Registrant

			By	Newhall Management Limited Partnership,
Managing General Partner

			By	Newhall Management Corporation,
Managing General Partner

Date:	April 16, 2003	By	/s/ DONALD L. KIMBALL
Donald L. Kimball
Vice President and Chief Financial Officer
Newhall Management Corporation
(Principal Financial Officer)